HSBC Finance Corporation

Auto Securitization Program

Investor Presentation

June 13, 2007

This presentation, including the accompanying slides and subsequent discussion, contains certain forward-

looking information with respect to the financial condition, results of operations and business of HSBC

Holdings plc and HSBC Finance Corporation.  This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties.  This information speaks only as of the date on which it is provided.  Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report and the HSBC Finance

Corporation Annual Report on Form 10-K, each for the year ended December 31, 2006.  Please further be advised that Regulation FD adopted by the SEC prohibits HSBC representatives from answering certain specific questions during the Q&A session.

1. Overall Market for Auto Sales	Pg 2-4
2. Business Overview	Pg 5-10
3. Financial Review	Pg 11-15
4. Risk Management Review	Pg 16-18
5. Credit and Underwriting Review	Pg 19-23
6. Collections Review	Pg 24-28
7. HSBC Finance Corporation Overview	Pg 29-30

HSBC

Contents:

Investor Presentation

June 13, 2007

Overall Market for Auto Sales

Credit Unions
13%
Small Lenders
1%
Wells Fargo
2%
SunTrust
2%
BofA
4%
Chase
6%
HSBC
<1%
Fifth Third
Bank
3%
Other
Independents
7%
Other Banks
21%
Captives
41%

Captives
33%
Credit Unions
6%
AmeriCredit
6%
CapOne/ONYX/
KeyBank
5%
WFS/Wachovia
6%
Citi Group
5%
Wells Fargo
5%
HSBC
3%
Other
Independents
16%
Small Lenders
0%
Other Banks
15%

A Highly Fragmented US Auto Market

Source: Power Information Network (PIN), LLC, an affiliate of J.D. Power and Associates.  Market Share for January 1 through April 30, 2007.
Data reflects Franchised and Independent dealers.  Split between Prime and Non-Prime based on 680 FICO.

04/30/07 Prime Market Share (62%)

04/30/07 Non-Prime Market Share (38%)

Highly competitive environment requires strong lending platform

Overall Market Conditions

Total vehicle sales down 3.2% in 2006 vs. 2005

April 2007 YTD total vehicle sales down 3.6% vs. April 2006 YTD

Housing market conditions are a drag on the economy, with consumer confidence possibly impacting total vehicle sales

U.S. manufacturers continue to lose market share to foreign manufacturers

Reduced new vehicle inventory levels caused by production cuts positively impacts new vehicle pricing

Gas price volatility continues and shifts consumer buying practices and wholesale market prices

Wholesale used vehicle prices remain strong

Higher interest rates could drive a higher penetration of vehicle leasing

Continued strength in the job market and wage growth bodes well for total vehicle sales

Business Overview

Auto Credit Center

Collection Center

San Diego

Sales, Credit and Collection Center,
Compliance, Finance (Headquarters)

Dallas/Lewisville

Auto Credit and Collection Center

Jacksonville

Auto Credit Center

HSBC Offshore
Group

Service Centers*

*Support HSBC Auto as well as other HSBC entities

HSBC Auto Finance Geographic Locations

Customer Segments

Products

Dealer & Alliances

  Prime

  Premier Plus

  Premier

  BK

  Standard

Direct to Consumer

  Direct Mail

  Internet

  Warm Transfer

  Referral Alliances

        Channels

Indirect (Dealer)

Represent approx. 73% of
annual originations

Approx. 9,300 active
dealer relationships

Direct to Consumer

Represent approx. 22%
of annual originations

Historically lower loss
rates vs. Indirect Channel

Alliances

Leading full-spectrum, auto
finance provider for purchase
and refinance

Historic roots in non-
prime segment

Target FICO range of 550
to 700

Servicing over 875,000
active accounts and
$12.8 billion in managed
receivables

$6.0 billion in originations
in 2006

Source: Data as of December 31, 2006.  Originations exclude HFC/Beneficial Branch originations

Full spectrum lender through channel and product diversification

   HSBC Auto Finance Business Overview

Growth Objectives & Strategies

   Growth Objectives and Strategies

Objectives include:

Continue to improve credit quality and deliver consistent financial results

Grow the Dealer business, leveraging the broad spectrum lending proposition and existing dealer relationships

Continued drive of channel diversification with Direct to Consumer business

Strategies include:

Leverage HSBC capabilities and utilize market-based pricing to create more competitive products and to enhance dealer relationships

Apply increased understanding of market segmentation and technology to drive continued growth and profitability across all businesses

Expand and develop additional portfolio management and cross-sell initiatives to drive profitability and increase the customer value proposition

Direct to Consumer 15%
Alliances 2%
Dealer 83%

Direct to Consumer 22%
Alliances 5%
Dealer 73%

   Channel Diversification

Data includes HSBC Bank origination volume ($.8 billion in 2004 and $0 in 2006)  in ‘Dealer’ channel.  Excludes HFC/Beneficial Branch originations.

We have diversified our origination channels for continued growth

2004 Originations by Channel

$6.0 Billion

2006 Originations by Channel

$6.0 Billion

Loan Origination Channels

Develop and deliver products and services to a Dealer channel comprised of approximately 9,300 active dealer relationships in 47 states

Market research

Product and promotion development

Pricing

Increased presence in the Direct to Consumer market primarily through the following:

Better market segmentation

Making consumer product easier for customer to use

Credit approval authority is centralized

Financial Review

Managed Receivables ($)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007 Q1

   HSBC Auto Finance Receivable Growth

Managing for sustainable growth over time

All data for HSBC Auto Finance Inc. and HSBC Auto Credit Inc. only, as of March 31, 2007 and as of December 31 for prior years ($ in millions).
Excludes HSBC Bank and HFC/Beneficial Branch receivables.

2 months delinquency as a percentage of aggregate principal outstanding
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
3/31/03
3/31/04
3/31/05
3/31/06
03/31/07

Net charge-offs as a percentage of average principal outstanding
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/03
12/31/04
12/31/05
12/31/06
03/31/07

HSBC

Auto Finance – Delinquency and Charge-off Historical Performance

Improvements in credit quality and collection
practices have resulted in better financial metrics

Improving Delinquency And Charge-off Performance

Source: Data as of March 31, 2007, IFRS basis. Net Charge-offs reflect the change to the servicer’s charge-off policy implemented on December 31, 2006. The change in policy accelerated the timing of certain charge-offs and resulted in increased charge-offs at December 31, 2006.

* Annualized

* YTD

118
116
114
112
110
108
106
104
102
100
98
96
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
Manheim Index
Recovery Rate
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Manheim Index
HSBC - Auto Recovery Rate

▪

▪

▪

HSBC

Loss severity also impacts our overall loss rate.

The Manheim Index is a reliable barometer of used car values.

Loss severity since 2005 has benefited from a strong economy and high wholesale used vehicles prices.

Manheim Price Index – Used Vehicles

Source: Manheim Index and HSBC Auto recovery data as of March 31, 2007, IFRS basis

Key Industry Loss Indicators – Severity of Loss

Loss Severity

National U.S. Unemployment Rate and Trend Line of HSBC Auto Finance Net Chargeoffs

7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Unemployment Rate
Linear (Net Chargeoffs)

  Loss frequency is part of the overall credit profile.

  The unemployment rate is a broad indicator of loss frequency.

  In general, as the unemployment rate declines our frequency of loss is reduced.

Source: Bureau of Labor Statistics at March 31, 2007.

Actual net charge-offs exclude HSBC Bank USA, originations, bulk purchases, and HFC/Beneficial branch originations.

Key Industry Loss Indicators – Frequency of Loss

Loss Frequency

Risk Management Review

Credit Risk Management Roles & Responsibilities

Oversight

Credit Policy Administration – Responsible for all aspects of policy process

Loss Forecasting – Provides feedback loop on portfolio performance and trends

Risk Management

Underwriting Analytics – Develops analytics and policy recommendations

Collections Risk Analysis – Develops analytics and policy recommendations

Modeling Analytics and Scoring – Develops scoring models

Business Support

Strategy Support – Implements approved policy and pricing changes

Information Management – Provides database development and MIS

Managing Risk – Risk Analytics Framework

Implement

Track

Risk based pricing changes

Credit policy changes

New Opportunities

New Restrictions

New Segmentations

Track delinquency and charge-off

Actual performance vs. expected

Estimate charge-offs by risk segments

Delinquency and loss performance

Analytics

Cycle

Credit & Underwriting Review

Organization and Processes Support Profitable Growth

Control and efficiency throughout the process from application to funding

Field based sales function has no credit approval authority

Significant control and monitoring points exist both pre and post funding

Continued investments in technology to inform decision making for front line associates

Performance in delinquency curves reflect improving quality of assets

Credit and Funding program continues to strengthen

Key Messages

Overall Process Designed to Ensure Adequate Control

Auto-Decision

Credit Review
Team

Manual Decision

Movement of dealer
application and
funding package is
virtual due to
paperless process

~82% Indirect

~88% Direct

Law Records

Review

Pend reason is
communicated to
credit officer

Approval/decline
decision is
independent of
dealer/sales
relationship

Periodic review of
loan performance
comparing manual
to auto decisions

Outbound calls
made to capture
approvals

Update structure
as needed

Adverse action
letters sent on
declined
applications

Credit Team:
Decision
communicated to
customer/dealer

Strategyware

Funding Team

Work with dealer/
customer to
obtain corrected/
additional
documentation

Complete
verifications/
clear stipulations

Law records
review

Pre-Funding
Audit

Review 100%
loans

Deal must pass
all system checks
prior to manual
review

8 step manual
review which may
result in return to
funding team

Loans
boarded

Monitoring Dealer Performance is Critical

Dealer performance ratings are calculated once per quarter

Rolling 18 month view on actual profitability

Largely driven by charge-off versus expectations

Central database of control issues is maintained

Dealer ratings inform several key processes

Verification of contract

Eligibility for promotions and for active status

Exception management on the credit desk

Over 100 underperforming dealer relationships were terminated in 2006

Auto Finance - Collateral and Borrower Trends

Proprietary internal score has reduced risk in our decision process

*The New Cars percentage is weighted by the original principal balance of the loans.

**Loan Amount is the sum of each individual vehicle’s original principal balance divided by the number of vehicles.

***Average Book Value is the sum of each individual vehicle’s book value divided by the number of vehicles.

Data represents yearly origination statistics and excludes originations purchased in bulk from strategic alliances and HSBC Bank originations.

Origination Year:

2006

2005

2004

2003

2002

Borrower

Monthly Disposable Inc.

$1,642

$1,656

$1,723

$1,678

$1,690

Home Ownership

51%

57%

58%

52%

45%

FICO Score

612

612

621

616

600

Collateral

Odometer Mileage

26,595

25,147

24,902

22,387

27,551

New Cars*

28%

35%

36%

35%

25%

Loan Amount**

$19,561

$19,258

$19,072

$17,380

$15,928

Average Book Value***

$17,493

$17,526

$17,175

$15,188

$12,960

Collections Review

Collections/Asset Recovery Process Flow

30-59

60+

Repo/Skip

1-29

Front end Collections

AFR

1.

Dial (generic acct
w/holdouts)

2.

HRISK
(high risk)

3.

Collections Skip

1.

Mid Range

2.

High-Risk Mid
Range (45-75)

3.

Collections Skip

1.

Loss Mitigation

2.

Pre-AFR

3.

Collections Skip

4.

Workouts

Remarketing

1.

Account assigned
for repossession

2.

Paid Close

Asset Recovery

1.

Local Repo
Process

2.

LFR (Internal Repo
Skip Group)

3.

Paid Close

4.

Reinstatement

1.

Sold at auction

2.

Deficiency Balance

Maintain focus on collecting and keeping the customers in the car throughout the process

HSBC Auto Finance Extension Experience

Excludes HSBC Bank USA originations, bulk purchases and HFC/Beneficial Branch originations.  When comparing extension statistics from different periods, the fact that the extension policies and practices have changed over time, that exceptions are made to those policies and practices and that the data capture methodologies have been enhanced over time should be taken into account.

Consistent use of extensions over time

Historical Extension Experience on Managed Portfolio

100.0%

100.0%

100.0%

100.0%

Total:

15.6%

15.0%

15.4%

15.6%

   Total ever extended

3.3%

3.4%

3.6%

3.7%

   Extended more than 12 months ago

3.2%

3.6%

3.8%

4.1%

   Extended in last 7-12 months

9.1%

8.0%

8.0%

7.8%

   Extended in last 6 months

Extended:

84.4%

85.0%

84.6%

84.4%

Never extended

2004

2005

2006

2007

At December 31,

At March 31,

HSBC Auto Finance Delinquency Experience

Historical Delinquency Experience on Managed Portfolio

(1)  Determined on the basis of contractual delinquency.

(2)  For periods prior to December 31, 2005, repossessions and insurance claims in process at period end were allocated to the “3 months and over”

category. For December 31, 2005 and subsequent periods, repossessions and insurance claims in process are excluded from delinquency statistics.

When comparing delinquency statistics from prior periods, the fact that HSBC Finance delinquency allocation methodologies have changed should be taken into account.

(3)  The aggregate principal balance of auto loans that are at least 2 months contractually delinquent and the obligors on which are in bankruptcy represents no greater than 1% of the aggregate principal balance of outstanding auto loans for each period presented.

(4)  Represent the principal balance of the auto loans for which the underlying vehicle has been repossessed and is more than one month contractually delinquent, but has not been charged off.  Repossessions on hand at December 31, 2006 reflect the change to the servicer’s charge-off policy implemented on December 31, 2006. The change in policy accelerated the timing of certain charge-offs and resulted in decreased repossessions on hand at

December 31, 2006.

Excludes HSBC Bank USA originations, bulk purchases and HFC/Beneficial Branch originations.

9.59%

9.01%

8.89%

6.55%

     repossessions on hand . . . . . .

Total delinquencies and

1.22%

0.84%

0.55%

0.45%

Repossessions on hand (4) . . . . . .

8.37%

8.17%

8.34%

6.10%

Subtotal . . . . . . . . . . . . . . . . . . .

1.20%

1.19%

1.06%

0.77%

3 months and over (2) (3) . . . . . . . .

1.82%

1.67%

1.79%

1.24%

2 months (2) (3) . . . . . . . . . . . . . .

5.35%

5.31%

5.49%

4.09%

1 month . . . . . . . . . . . . . . . . . .

Delinquencies (1) . . . . . . . . . . . .

100%

100%

100%

100%

Principal outstanding . . . . . . . . .

2004

2005

2006

2007

At December 31,

At March 31,

Securitization Pool Information

HSBC Finance Corporation maintains a securitization website at:

www.hsbcusa.com/hsbc_finance/abs

    Static pool data is posted for all transactions dating back to 2001.  Prospectuses and monthly servicer certificates for outstanding transactions are also displayed.

HSBC Finance
Asset Backed Securities

Household Affinity Credit Card Master Note Trust I

HSBC Automotive Trusts (Includes Household Automotive Trusts)

HSBC Closed End Home Equity Loan Trusts (Includes Household Closed End Home Equity Loan Trusts)

HSBC Credit Card Master Note Trust (USA) I

HSBC Private Label Credit Card Master Note Trust (USA) I (formerly Household Private Label Credit Card Master Note Trust I)

HSBC Closed End Mortgage Loan Trusts (Includes Household Closed End Mortgage Loan Trusts)

HSBC Finance Corporation Overview

HSBC Finance Corporation - Overview

Doing business through predecessor entities including Household Finance Corporation since 1878

HSBC Finance Corporation is a highly rated institution with current ratings of Aa3/AA-
/AA- by Moody’s, S&P and Fitch respectively

A recognized leader in U.S. consumer finance

Strong market share in all businesses

Balance sheet is focused on non-conforming and non-prime borrowers

Extensive customer base and distribution network

Nationwide retail branch network, direct mail and e-commerce

Significant distribution through alliances and partnerships

Serves the consumer borrowing needs of the middle income market through multiple channels

While a full spectrum originator, balance sheet focus is on non-conforming and non-
prime borrowers of mortgage, auto, credit card, and consumer loans

Overview:

Business Strategy: